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                                                           Exhibit 99.14

                                                           Execution version


                           SHARE PLEDGE AGREEMENT

                                   between

SOLUTIA EUROPE SA/NV,
a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, 1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

                                                               (the PLEDGOR)


                                     and


KBC BANK NV,
a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises under enterprise number 0462.92.0.226, acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

                                                               (the PLEDGEE)



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WHEREAS

(A) The Pledgor and the Noteholders have agreed to amend and restate the Pledgor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated
       30 January 2004 among the Pledgor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Pledgor will enter into a Fiscal Agency Agreement dated on or about the date of this Agreement among the Pledgor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor pledge its shares in the Company (as defined below) to the Pledgee to secure its obligations to the Pledgee as provided herein and undertake the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Pledgee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Pledgor towards each of the Noteholders under the Notes and the other Credit Documents to which the Pledgor is party, and accordingly the Pledgee will have its own independent right to demand performance by the Pledgor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) The Pledgor is the legal and beneficial owner of the entire share capital of CarboGen AG (CARBOGEN or COMPANY), a stock corporation (Aktiengesellschaft) organised under the laws of Switzerland, having its corporate seat at c/o Carbogen Laboratories AG, Schachenallee 29, CH-5000 Aarau, Switzerland, which is registered in the Commercial Register (Handelsregister) of the Canton of Aargau,



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       under registration number CH-400.3.020.068-6. The entire share capital of the Company consists of 14,000 registered shares with a nominal value of CHF 100.00 each (the EXISTING SHARES and together with any shares of the Company owned by the Pledgor in the future, the SHARES).

(E) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the pledged assets described herein in favor of the Pledgee under the following terms (the AGREEMENT).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto agree as follows:

1.     INTERPRETATION

       In this Agreement the following terms have the following meanings:

       AGREEMENT has the meaning given to it in the Preamble.

       CHF means the lawful currency of Switzerland.

       COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated on or about the date of this Agreement among the Pledgor, the Subsidiary Guarantors, the Pledgee and the Noteholders party thereto, as amended, modified or supplemented from time to time.

       PLEDGE means the pledge of the Shares created or arising pursuant to this Agreement.

       SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations and liabilities of the Pledgor to the Pledgee which may arise under, out of, or in connection with, the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, any other Credit Document to which the Pledgor is party.

       SHARE CERTIFICATES means the share certificates evidencing the Shares as set out in the Schedule 1 to this Agreement.


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       Unless otherwise defined herein, defined terms shall bear the same meanings ascribed to them in the Terms and Conditions of Notes, and if not defined therein, the meaning ascribed to them under Swiss law.

       Where the context so admits, the singular includes the plural and vice versa.

       The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

       Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented, substituted or novated from time to time, in accordance with its terms.

2.     PLEDGE

2.1. As security for the Secured Obligations, the Pledgor hereby pledges, as a first ranking pledge, in accordance with article 899 et seq. of the Swiss Civil Code and the provisions set out below to the Pledgee, acting in its capacity of joint and several creditor with the Noteholders pursuant to Clause 2.1 of the Collateral Agency Agreement:

       (a)    the Shares; and

       (b) all additional shares in CarboGen from time to time acquired or subscribed for by the Pledgor in any manner (including by way of capital increases) and all aforesaid claims relating thereto (all such additional shares hereinafter included when referring to the Shares); and

       (c) all present (whether or not due) and future rights attributable to the Shares, including but not limited to all purchase and subscription rights relating to the Shares, all claims for repayment of share capital, payment of compensation for redemption of shares, credit balances from settlements and liquidation proceeds including the right to the liquidation quota, as well as to any other rights and benefits attributable to the Shares (all such rights hereinafter included when referring to the Shares).

2.2. This Pledge shall not in any way be affected by any regrouping or splitting of the Shares, and, as the case may be, the Future Shares, or by any similar operation, and the securities resulting from any such operation shall be part of the Shares, and, as the case may be, the Future Shares.


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3.     PERFECTION OF THE PLEDGE

3.1. The Pledge of the Shares shall be completed at the offices of Schellenberg Wittmer, Lowenstrasse 19, 8001 Zurich, simultaneously with the signing of this Agreement, whereby the Pledgor or the Pledgor's duly authorized representative shall deliver to the Pledgee the following documents:

       (a) the Share Certificates, duly endorsed in blank, to the Pledgee or the Pledgee's duly authorised representative;

       (b) a certified true copy of the resolution of the board of directors of CarboGen acknowledging the pledging of the Shares in favor of the Pledgee;

       (c) a certified and true copy of the articles of incorporation as they are registered with the Commercial register of the Canton of Aargau; and

       (d) a copy of the share register of the Company evidencing the existence of the pledge in favor of the Pledgee.

4.     REPRESENTATIONS AND WARRANTIES

       Without prejudice and in addition to the representations and warranties of the Pledgor under the other Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee as of the date hereof and undertakes during the subsistence of this Agreement as follows:

4.1. it is the sole legal and beneficial owner of the Shares, free and clear from any Lien except for Permitted Liens imposed by mandatory operation of law; the Shares are validly issued and fully paid up;

4.2. it has full power, authority and legal right to pledge all of its rights, title and interest in the Shares pursuant to this Agreement and to perform its obligations hereunder; as a consequence, this Agreement has been duly and validly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against it in accordance with its terms;

4.3. the Shares are free and clear of all Liens, except for Permitted Liens imposed by mandatory operation of law; there is no cause for suspension of the voting rights attached to the Shares; as of the date hereof, none of the Shares is subject to any seizure or enforcement measure;


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4.4.   no other certificates have been issued for the Shares than the
       Share Certificates listed in Schedule 1;

4.5. the Shares are free and clear of all transfer restrictions under the Company's Articles of Association, and are free and clear of options, purchase or similar rights or claims or any other similar interests in favor of any third party, except for Permitted Liens imposed by mandatory operation of law. As a consequence, the entering into, execution, delivery and performance by the Pledgor of this Agreement does not require any consent of the Company or any other Person (except for those consents which have been obtained);

4.6. there are no silent partnership agreements or similar arrangements by which a person is entitled to a participation in the profits or revenue of the Company;

4.7. this Agreement creates a valid and enforceable Pledge over the Shares in favour of the Pledgee under the laws of Switzerland which pledge shall not be subject to any prior Lien (other than Permitted Liens imposed by mandatory operation of law);

4.8. the entering into, execution, delivery and performance by the Pledgor of this Pledge Agreement and the consummation by the Pledgor of the transactions hereby contemplated will not conflict with any law of Belgium as of the date hereof, or result in a breach or default of the articles of association, by-laws, regulations or other similar charter documents of the Pledgor, or a breach of or default under any material agreement or other instrument to which the Pledgor is a party or by which the Pledgor may be bound.

4.9. the Pledgor is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is not in liquidation, with the power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and that all corporate and other actions required to authorise the execution and performance of this Agreement have been duly taken;

4.10. the Company is duly incorporated and validly existing as a stock corporation (Aktiengesellschaft) under the laws of Switzerland, has the power to own its assets and conduct its business as currently conducted, and has a share capital of CHF 1,400,000, divided into 14,000 registered shares with a nominal value of CHF 100 each, (all of which have been validly issued and) are fully paid-in, and none of which is subject to any seizure or enforcement measure as of the date hereof; and


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4.11.  Neither the Pledgor nor the Company is insolvent, nor subject to any insolvency proceedings or in any other similar situation of conflicting claims of creditors in a way, which could give these creditors reasonable grounds for a claim against the Company or the Pledgor. No resolutions have been taken, nor has any petition been filed, to dissolve or liquidate any of the Pledgor or the Company, nor has the Pledgor or the Company been declared bankrupt nor has a suspension of payments been granted to either of the Pledgor or the Company.

5.     UNDERTAKINGS

5.1. The Pledgor undertakes to the Pledgee to the extent not already effectuated by virtue of Clause 2.1(b) hereof, to pledge hereunder, immediately upon its acquisition or subscription thereof, any and all additional shares of stock or other securities of CarboGen.

5.2. The Pledgor undertakes to the Pledgee that at any time and from time to time it will promptly take all action or execute all such documents (including assignments, transfers, charges, notices and instructions) that the Pledgee may reasonably request upon written instructions of the Requisite Noteholders, in order to perfect the security interest granted or purported to be granted hereby or for the exercise of all rights, powers and remedies of the Pledgee provided by or pursuant to this Agreement or by law and/or to facilitate the realization of the Shares.

5.3. If so reasonably requested by the Pledgee upon written instructions of the Requisite Noteholders the Pledgor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection or maintenance of any security conferred or intended to be conferred on the Pledgee by or pursuant to this Agreement.

5.4.   The Pledgor shall not:

       (a) create or permit to arise any Lien on the Shares or any interest in or part of the Shares (irrespective of whether ranking behind the pledge created hereby), except for Permitted Liens imposed by mandatory operation of law;

       (b) permit or resolve on the re-introduction of any transfer restrictions relating to the Shares in the articles of incorporation of the Company;

       (c) not take any steps, including, without limitation, the exercise of any right it has under any agreement pertaining to or in relation with the Shares, which


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              may jeopardise or adversely affect the security interest
              constituted in this Agreement, except as permitted in the Terms and Conditions of Notes; or

       (d) sell or attempt to sell or otherwise dispose of the Shares or any interest in or part of the Shares except in accordance with the provisions of this Agreement and the Terms and Conditions of Notes.

6.     VOTING RIGHTS AND SUBSCRIPTION RIGHTS

6.1. So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all membership rights pertaining to the Shares, including, without limitation, the right to vote in the general meeting of CarboGen in a manner (i) which does not adversely affect the validity or enforceability of this Pledge, and (ii) which does not cause an Event of Default to occur. In particular, and unless agreed otherwise by the Requisite Noteholders or as permitted under the Credit Documents, the Pledgor shall cast its votes against any proposal for the liquidation, merger or split-up of the Company, or against any proposal which is liable to result in a dilution of the rights attaching to the Shares.

6.2. Upon the occurrence of an Event of Default which is continuing, in addition to all the rights and remedies of a secured party on default under applicable law and subject to the Collateral Agency Agreement and the Terms and Conditions of Notes, the Pledgor shall exercise the membership rights conferred by the Shares, including, without limitation, the right to vote in the general meeting of CarboGen in accordance with the instructions received from the Pledgee, which instructions the Pledgee shall seek in due time.

6.3. The Pledgor shall forthwith give the Pledgee a copy of any convening notice or agenda of general shareholders meetings of the Company and inform the Pledgee about the exercise of the membership rights pertaining to the Shares.

6.4 Unless agreed otherwise by the Pledgee and subject to the Terms and Conditions of Notes, the Pledgor shall exercise all subscription rights to which it may be entitled. The Pledgor shall cause shares resulting form the exercise of any such right to be pledged to the Pledgee as collateral for the Secured Obligations, and these shares shall be part of the Shares for the purpose of this Agreement, and shall be delivered immediately to the Pledgee, endorsed in blank, together with a copy of the updated share register of the Company evidencing the existence of the pledge of those new Shares in favor of the Pledgee.


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7.     DIVIDENDS

7.1. Subject at all times to the restrictions set forth in the Terms and Conditions of Notes, any payment of dividends or other payments by CarboGen relating to the Shares and claims pledged under this Agreement shall be made to the Pledgor, provided no Event of Default has occurred which is continuing.

7.2. Upon the occurrence of an Event of Default which is continuing, any payment of dividends or other payments by CarboGen relating to the Shares and claims pledged under this Agreement shall be made to the Pledgee which shall apply the same towards the Secured Obligations as provided under, and subject to the terms of, the Collateral Agency Agreement.

7.3. Similarly, upon occurrence of an Event of Default that is continuing, any and all:

       (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, the Shares;

       (b) dividends and other distributions paid or payable in cash in respect of the Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

       (c) cash paid, payable or otherwise distributed in respect of principal (nominal value/stated capital) of, or in redemption of, or in exchange for, the Shares;

       shall be exclusively made and/or paid to the Pledgee which shall apply the same towards the Secured Obligations as provided under, and subject to the terms of, the Collateral Agency Agreement.

8.     CONTINUING SECURITY AND OTHER MATTERS

8.1.   Continuing Security

       (a) This Pledge shall be a continuing security for the due performance of the Secured Obligations, and shall remain in force until expressly released in accordance with Clause 10 of this Agreement.

       (b) This Pledge shall not be discharged or in any way prejudiced or affected by any change in the constitution or status of the Pledgor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Pledgor


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              or any other Person, by any invalidity, illegality or
              unenforceability of the obligations of the Pledgor or any other Person.

       (c) The Pledgee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Pledge
              (a) grant the Pledgor or any Subsidiary Guarantor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse and (f) apply any payment received from the Pledgor or for its account towards the Secured Obligations or any other obligations of the Pledgor of the Pledgee's choice.

8.2.   Rights Additional

       All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

8.3.   Preservation of Security in Case of Transfer

       Without prejudice to the scope of the Secured Obligations, the Pledgor and the Pledgee agree that in the event of transfer of all or any part of the Secured Obligations by way of assignment or novation in accordance with the Credit Documents or in the event of a change or replacement of the Pledgee or the Pledgor in accordance with the Credit Documents, this Pledge will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as assigned or novated in favour of the Pledgee (or the new Pledgee, if any). To the extent that any such further formality or consent on the part of Pledgor or of the Company will, nevertheless, be required, Pledgor hereby undertakes to perform, and to have the Company perform, any such formality or consent without delay upon the Pledgee's request.


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9.     ENFORCEMENT

9.1. At any time after the occurrence of an Event of Default which is continuing, the pledge created hereunder shall become immediately enforceable and the Pledgee shall in particular have the right, subject to the Collateral Agency Agreement and to the Terms and Conditions of Notes, to:

       (a) enforce the Pledge in respect of any or all of the Shares, in accordance with applicable legal provisions and as set forth in this Agreement; and

       (b) apply any payments which may be received or receivable by the Pledgee in respect of the Shares to satisfaction of the Secured Obligations and as provided in the Collateral Agency Agreement; and

       (c) exercise all rights and remedies it possesses, and to act generally in relation to the Shares in such manner as it shall determine within the limit of the applicable law and its rights under this Agreement.

9.2. When exercising its right to enforce the Pledge after the occurrence of an Event of Default which is continuing, the Pledgee shall be entitled, at its discretion,

       (a) to sell all or part of the Shares either through public auction (offentliche Versteigerung) or in a private sale (Selbstverkaufsrecht), without regard to the procedures and formalities provided for in the Swiss Federal Act Debt Collection and Bankruptcy of 1889, as amended, and without any notice thereof to the Pledgor other than a notice intending to inform the Pledgor that a sale of the Shares will take place, this notice being sent in accordance with Clause 14.6 of this Agreement to the Pledgor no later than 10 (ten) Business Days prior to such sale; or

       (b) notwithstanding the foregoing and the provisions of Art. 41 of the Swiss Federal Law on the Recovery of Debts and Bankruptcy or any other applicable law, to institute and pursue the ordinary procedure for recovery of debt without having first to dispose of the Shares or to institute statutory proceedings for the realization thereof.

9.3. The Pledgee has the right to acquire for itself all or any part of the Shares in any such public auction or private sale
       (Selbsteintrittsrecht). In case of an acquisition of the Shares by the Pledgee in a private sale, such sale has to be at arm's length, i.e. at the real value (the REAL VALUE (wirklicher Wert)) of the acquired Shares. If the


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       Pledgor and the Pledgee do not reach an agreement on the Real Value within 30 calendar days following the Pledgee's corresponding offer, the Real Value shall be determined by an independent expert to be mutually appointed by the Parties. The expert's determination of the Real Value shall be final (Schiedsgutachten). If the parties cannot, within 60 days following the Pledgee's offer, agree on the expert to be appointed, the independent expert shall be appointed by the president of the "Treuhand-Kammer", Zurich, Switzerland.

9.4. In view of a realization of the Pledge in accordance with the terms and conditions set forth above, the Pledgor, being the sole owner and holder of the Shares, hereby expressly declares its approval of the assignment and transfer of the Shares being subject to such realization to the acquirer of such Shares. The Pledgor further agrees that the respective acquirer will hold the Shares following their assignment and transfer and Pledgor will see for it that such acquirer will without any delay be entered in the Company's share register as the owner of the Shares.

9.5. The proceeds from the realization of the Pledge shall be applied to towards the Secured Obligations, including any costs and expenses of the Pledgee, in accordance with the Collateral Agency Agreement, but without prejudice to the rights of the Pledgee to recover any shortfall from the Pledgor.

10.    DURATION AND RELEASE

10.1. This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Obligations have been irrevocably paid and discharged in full; and (b) the date notified by the Pledgee to the Pledgor. The Pledge shall not cease to exist if any payments made in satisfaction of the Secured Obligations have only temporarily discharged the Secured Obligations.

10.2. This Pledge is in addition to any existing or future collateral, guarantee or other security held by the Pledgee.

10.3. This Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgee.

10.4. The Pledgee shall, in accordance with the Collateral Agency Agreement, grant an express release of this Pledge without delay upon demand of the Pledgor, as soon as all Secured Obligations shall have been fully and finally discharged.


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10.5.  Any release or discharge of the Pledge shall be null and void and without effect if any payment received by the Pledgee and applied towards satisfaction of all or part of the Secured Obligations

       (a) is avoided or declared invalid as against the creditors of the maker of such payment; or

       (b)    becomes repayable by the Pledgee to a third party; or

       (c)    proves not to have been effectively received by the Pledgee;

       and the Pledgee shall be entitled to enforce the Pledge as if such release or discharge had not occurred.

11.    DUTIES OF THE PLEDGEE

       The Pledgee shall not be liable for any acts or omissions with respect to the Shares or the enforcement or the losses arising in connection with the exercise of any of its rights, powers and discretions hereunder, save for liabilities and expenses arising from the gross negligence or willful misconduct of the Pledgee. The Pledgee shall not be under any obligation to the Pledgor to take any steps necessary to preserve any rights in the Shares against any other parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations. If any such expenses are borne by the Pledgee, the Pledgor shall on first demand reimburse the Pledgee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

12.    EXPENSES AND COSTS

       All expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Shares, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof, shall be borne by the Pledgor. All other expenses and duties reasonably incurred in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge, its enforcement and the granting of any release, shall be borne by the Pledgor. The Pledgor shall on first demand reimburse the Pledgee for any such expenses or duties paid by it, and the same shall be part of the Secured Obligations.


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13.    TAXES

       The Pledgor shall pay, promptly on demand of the Pledgee all stamp, registration, notarial and other similar Taxes or fees paid or payable by the Pledgee in connection with any action taken or contemplated by or on behalf of the Pledgee for perfecting, enforcing, releasing, canceling, reassigning or resolving any doubt concerning, or for any other purpose in relation to this Agreement, any amendment thereto, any transfer and/or assignment of the rights and/or obligations under the same or the Security created or intended to be created in respect of the Share and shall, from time to time, indemnify the Pledgee promptly on demand against any liabilities, costs, claims and expenses resulting from any failure to pay by the Pledgor or any delay by Pledgor in paying any such Taxes or fees.

14.    MISCELLANEOUS

14.1. During the continuation of this Agreement, so long as no Event of Default has occurred and is continuing, the Pledgee will not declare itself to be the beneficial owner of the Shares or any additional pledged shares and the Pledgee may disclose and deliver a copy of the present Agreement to any tax or other authority, if asked to do so.

14.2. If any of the provisions of this Agreement should be or become invalid, unenforceable or impractical in whole or in part, the validity of the other provisions hereof shall not be affected. In that case the invalid, unenforceable or impractical provision is deemed to be replaced by such valid and enforceable provision or arrangement, which corresponds as closely as possible to the invalid, unenforceable or impractical provision and to the parties' economic aims pursued by and reflected in this Agreement. The same applies in the event that this Agreement does not contain a provision which it needs to contain in order to achieve the economic purpose as expressed herein (Regelungslucke).

14.3. Notwithstanding any provision to the contrary contained herein, the parties hereto agree that this Agreement is subject in all respects to the terms of the Collateral Agency Agreement and for the avoidance of doubt, in the event of any inconsistency, the provisions of the Collateral Agency Agreement shall prevail.

14.4. No modification or amendment of this Agreement shall be binding upon any party hereto unless such modification or amendment shall be in writing and signed a duly authorized officer of the Pledgee and the Pledgor.


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14.5.  No failure or delay by a party hereto in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

       All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

14.6. All communications to be made hereunder shall be made in writing to the following addresses:

       If made to the Pledgor:       Solutia Europe SA/NV
                                     Boondaelse Steenweg 6
                                     B-1050 Brussels
                                     Belgium
                                     Parc Scientifique-Fleming
                                     rue Laid Burniat 3
                                     B-1348 Louvain-la-Neuve
                                     Belgium
                                     Att.: For the Attention of
                                     Legal Department
                                     Fax: +32 (0)1 048 1224

       If made to the Pledgee:       KBC Bank NV
                                     Havenlaan 12
                                     B-1080 Brussels
                                     Belgium
                                     Att.: Mr Dirk De Bleser
                                     Fax: +32 (0)2 429 4920

14.7.  Any communication or document made or delivered by one
       Person to another under or in connection with this Agreement shall only be effective:

       (a)    by way of fax, when received in legible form;


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       (b)    if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

       (c) and, if a particular department or officer is specified as part of its address details provided under Clause 14.6, if addressed to that department or officer.

14.8.  This Agreement shall become effective on 11 February 2004.

15.    GOVERNING LAW

       This Agreement shall be governed by, and construed in accordance with, the domestic substantive laws of Switzerland.

16.    JURISDICTION

       Any and all disputes arising out of or in connection with this Agreement including but not limited to matters of validity, conclusion, binding effect, interpretation, construction, performance or non-performance and remedies shall be subject to the non-exclusive jurisdiction of the Commercial Court (Handelsgericht) of the Canton of Zurich, Switzerland, venue being Zurich 1. If there is no ordinary place of foreclosure in Switzerland according to the Federal Statute on Debt Collection and Bankruptcy (SchKG), the place of foreclosure (Betreibungsort) shall be Zurich 1, which shall be the place of performance for obligations arising under this Agreement.

17.    DELEGATION OF POWERS

       The Pledgee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such Person as the Pledgee in its absolute discretion may think fit.

18.    BENEFIT OF THIS AGREEMENT

       This Agreement shall be binding on, and inure for the benefit of, the Pledgor, the Pledgee and their respective successors and assigns. The expressions Pledgee and Pledgor include their respective successors, and, in the case of the Pledgee, its nominee or such other Person as may from time to time be appointed
       Collateral Agent.


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19.    ASSIGNMENT

       The Pledgee shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Pledgor may not assign or transfer any of its rights or obligations under this Agreement, save prior agreement in writing of the Pledgee.

20.    EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE PLEDGOR

       A certificate by the Pledgee as to the amount and the terms and conditions of the Secured Obligations owing to the Pledgee from the Pledgor is, prima facie evidence of the matters to which it relates.

21.    ENGLISH LANGUAGE

       This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement. Without prejudice to any other procedural rule applicable to any dispute, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

22.    RESPONSIBILITY OF THE PLEDGEE

22.1.  The Pledgee shall not be responsible to any Noteholder for:

       (a) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in any Subsidiary Guaranty or Collateral Document;

       (b) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Subsidiary Guaranty or Collateral Document; or

       (c) the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document (including but not limited to validity of the Floating Charge Agreement (overeenkomst pand op


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              handelszaak/contrat de gage sur fonds de commerce) between the
              Issuer and the Pledgee).

22.2. Each Noteholder is responsible to make, and to continue to make, its own independent appraisal of all risks arising under or in connection with the Notes, the Subsidiary Guaranties and the Collateral Documents (including but not limited to the financial condition and affairs of the Issuer and the Subsidiary Guarantors, the nature and extent of any recourse against any party or its assets or the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document).

11 February 2004

Executed by:

SOLUTIA EUROPE SA/NV, AS PLEDGOR


/s/ Kristel DeRoover
--------------------------------

Attorney
.................................



KBC BANK NV, AS PLEDGEE


/s/ Dirk De Blesser
--------------------------------

Head Operations and Accounting
.................................